1 Vancocin® Bioequivalence (BE) Appropriate Method Development FDA Meeting January 7, 2008 Exhibit 99.2

Vancocin
• Vancomycin Hydrochloride Capsules, USP
• Contains chromatographically purified
vancomycin hydrochloride, a tricyclic
glycopeptide antibiotic derived from
Amycolatopsis orientalis
• Large molecule not absorbed across
healthy gut
– C
66
H
75
Cl

N
9
O
24
•HCl   MW 1486
• Available as 125 mg and 250 mg capsules

Product Information
• Manufacturing specifications developed
empirically and incorporate a number of
proprietary trade secrets
•
Indicated uses for Vancocin: “. . . for
treatment of enterocolitis caused by
Staphylococcus aureus (including
methicillin-resistant strains) and antibiotic-
associated pseudomembranous colitis
caused by C. difficile.”

C. difficile Infection (CDI)
•
Clostridium difficile
is a spore-forming,
gram-positive bacillus that produces
exotoxins that are pathogenic to humans
•
C. difficile
infection (CDI) ranges in
severity from mild diarrhea to fulminant
colitis and death
•
C. difficile
exotoxins A and B cause
colonic dysfunction and cell death

C. difficile Infection (CDI)
• An emerging public health epidemic
– These rates have tripled since 2000
• Nosocomial and community acquired
– Increase in cases without previous known antibiotic exposure
• Reemerging hypervirulent strain associated with:
– More severe disease
– The epidemic strain produces 16 times more toxin A and 23 times more toxin B compared with other common strains
– Rapid disease progression
– Increased serious morbidity and mortality
• Vancocin is the only FDA approved drug to treat CDI
• New treatment guidelines by Infectious Diseases Society of America and Society for Healthcare Epidemiology of America
– Vancocin as first line therapy in treating severe disease

C. difficile Infection (CDI)
• GI tract of CDI patients is not ‘normal’ or
well understood
• Wide range of motility
• Fluid volume, pH, composition not well
understood or characterized
• Cellular changes in wall of the gut
• Significantly different from the healthy gut

7 “Normal” colon Colon infected with Clostridium difficile *************** ****** * * * * * *

8 * *

9

10

Bioequivalence for Vancocin
• Historically, FDA required bioequivalence
studies with clinical endpoints due to lack of any
established alternative method
• No public statement by OGD that it was
considering changing its BE recommendation for
this drug
– In March 2006, third party announces OGD no longer
recommends clinical endpoint BE for Vancocin
–
New recommendation is in vitro
dissolution testing
– Only cited basis is reference to BCS-based biowaiver
developed and used with BCS Class I drugs

Biopharmaceutics Classification
System (BCS)
• A drug development tool for identifying the
contribution of three major factors, dissolution,
solubility, and intestinal permeability, that govern
the rate and extent of oral drug absorption from
immediate release solid oral products (Amidon,
1998)
• Explicitly does not consider nonabsorbed drugs
such as “GI” drugs
• Vancocin is not a BCS drug

BCS Guidance
• Issued in 2000
• Product of decade-long process
– Participation of academia, industry,
professional societies
– Working groups, Advisory Committees,
Conferences
– Draft and final guidances
• Included possibility of biowaiver for BCS-1
drugs

BCS-Based Biowaiver
• Intended for rapidly dissolving, highly
soluble, highly permeable drugs
• For use where dissolution > gastric
emptying (dissolution not rate limiting to
drug absorption)
• Only a limited number of drug approvals
have relied on BCS biowaiver

BCS-Based Biowaiver
• The BCS-based biowaiver has been
available since 2000
• Expressed goal of many involved with
developing and implementing the model is
to expand the use of the waiver beyond
BCS-1 drugs
• To date, FDA has not determined that the
waiver can be applied to other BCS
classes

BCS-Based Biowaiver
• When applied to the intended products, FDA states that
the risk of bioinequivalence associated with use of the
waiver is minimal
• FDA’s factors when evaluating risk of bioinequivalence
– Likelihood of occurrence
– Severity of consequences
• FDA asserts two principles significantly reduce risk of
bioinequivalence associated with use of biowaivers:
– Restrict waiver to use with BCS-1 drugs where dissolution is not the rate limiting step in absorption (dissolution>gastric emptying)
–
Test method is an appropriate simulation of in vivo conditions

BCS-Based Biowaiver
• It is not clear from public presentations or
guidance that OGD incorporates the severity of
consequences associated with bioinequivalence
into its decision process
• In contrast, biowaiver monographs developed
for the WHO essential drugs include discussion
of “Patient Risks Associated With
Bioinequivalence” which incorporates both
chemistry and medical science into the decision
making process

Considering Patient Risk When
Determining Biowaiver Eligibility
• Cimetidine
– “has a wide therapeutic index and is not indicated for
serious diseases.  Therefore, even in the unlikely
situation that a bioinequivalent drug product would pass
. . . this would be unlikely to result in serious public
health concerns.”
• Ranitidine
– “The unproblematic use of doses six times higher than
the recommended dose indicates that ranitidine has a
wide therapeutic range.  Its IR oral dosage forms are
not used for life-threatening indications.  These two
considerations open the possibility for a biowaiver.”

Considering Patient Risk When
Determining Biowaiver Eligibility
• Chloroquine
– “When considering a biowaiver for a drug substance, its
therapeutic index and indication also need to be taken
into account.  Chloroquine is indicated for serious
diseases….In malaria therapy, resistant parasites are
most likely to be selected if the parasite population is
exposed to subtherapeutic drug concentrations.”
– Led Germany to categorize chloroquine as a drug for
which biowaivers could not be granted

How Does OGD Extrapolate BCS-
Based Biowaiver to Vancocin?
• OGD states, without reference to supporting data, that
Vancocin capsules are highly soluble and rapidly
dissolving
• Does OGD use the fact that vancomycin is not absorbed
from the healthy gut as the basis for considering it a
BCS-1 compound for purposes of abandoning clinical
endpoint trials and applying a biowaiver developed and
validated for use with systemically available oral drugs?
• Does OGD believe that as Vancocin acts in the colon, it
exhibits essentially solution-like behavior with respect to
availability at the site of action?

Scientific Principles for BCS-
Based Waivers
•
“If two drug products have the same in vivo dissolution
profile under all luminal conditions, they will have the
same rate and extent of availability at the site of action.”
•
“For locally GI acting drugs, . . . In vitro dissolution
testing must cover the range of the in vivo
variables.”
(Amidon, October 2004 to ACPS)
• In vivo
variables are unknown for CDI gut, therefore, in
vitro dissolution
currently cannot cover the range of in
vivo variables

Concerns with In Vitro Test for
Vancocin
• Untested hypothesis
• Consequences of bioinequivalence are severe
• Available clinical data are not consistent with
apparent underlying assumptions for in vitro test
• Vancocin dissolution data do not support use of
in vitro biowaiver
• Safety concerns exist as Vancocin can be
absorbed in diseased patients

Untested Hypothesis
•
Appropriateness of the in vitro
method
–
Unclear as to the range of potential in vivo
conditions found in patients receiving the drug
• Relevant hydrodynamic conditions
• Fluid volumes
• Biorelevant dissolution media
• Multi stage dissolution approach
• FDA and outside experts have stressed the
need to better approximate in vivo
conditions
to increase the reliability and utility of in vitro
testing

Consequences of
Bioinequivalence Are Severe
• Apparent failure by OGD to consider
consequences of bioinequivalence
– Serious morbidity or death
– Difficult to detect under clinical use conditions
whether bioinequivalent vancomycin product
contributed to treatment failure
– OGD’s expressed position that there is no
need to consider seriousness of disease

Available Clinical Data Are Not Consistent
With the Hypothesis Underlying Proposed
Biowaiver for Vancomycin Capsules
• FDA determined that the oral solution and
Vancocin capsule were shown not to be the
same
• Early clinical development of teicoplanin, a
glycopeptide similar to vancomycin, for
treatment of CDI found that efficacy associated
with BID treatment was only observed with
solution.  Efficacy with teicoplanin capsules
required QID administration

Vancocin Dissolution Data Are
Not Consistent with In Vitro Test
• Data generated by ViroPharma and
submitted to FDA do not support OGD’s
statement that the RLD for oral
vancomycin capsules is rapidly dissolving
under all of the recommended test
conditions
– 250 mg capsules are not rapidly dissolving at
neutral and weakly basic conditions

Safety Concerns Exist
•
Safety concerns with lack of in vivo
testing
– Administration of vancomycin capsules to patients
can result in systemic absorption of therapeutically
relevant levels of drug due to compromised GI tracts
• Systemic toxicity has been associated with use of the oral capsule product in some patients
– Listed as a precaution in package insert
– Proposed dissolution method does not account for
safety concerns related to the absorption of
vancomycin or excipient materials

Bioequivalence for Antibiotics
• Ensuring bioequivalence for generic antibiotics
is critical for patient care
– Unique concerns with antibiotics
– Different from other classes of drugs
• Bioequivalence method development for these
agents requires the application of rigorous
science and a transparent process that solicits
the expertise of government and nongovernment
stakeholders

Bioequivalence for Vancocin
•
The proposed in vitro
dissolution test to establish
BE for Vancocin is not appropriate
– In vivo GI conditions in patients receiving the drug are
unknown
– Requires a new model that accounts for the
biopharmaceutics of the drug in patients
• Permeability is an important part of the BCS model
– Ignoring permeability is not a valid approach to application of the BCS-based biowaiver
•
Vancocin is simply not a BCS drug and should not be treated
as one

Open Method Development
• Development of novel BE methods
requires process and transparency
– Importance of predictable open and
transparent process
– Need for advice and review from external
stakeholders and scientific experts

Pathway Forward
• There are 2 viable options to demonstrate
BE for vancomycin capsules that ensure
patient safety
(1) Maintain clinical endpoint BE for
vancomycin capsules
(2) Appropriate method development of
alternative to clinical testing

Appropriate Method Development
of Alternative to Clinical Testing
• Extrapolation of BCS-based waivers to non-BCS drugs is a
significant step
– These agents represent different classes of drugs
• Approach should be data-driven, not an untested hypothesis that relies on the application of ‘scientific principles’ developed for other classes of drugs
– Especially important for drugs used to treat acute, life-threatening diseases or conditions
• In order to adequately protect patient safety and public health, careful consideration needs to be given to selection of relevant in
vitro
conditions
•
Development of any in vivo
marker of BE for this agent requires
correlation with activity and availability at the site of action or clinical outcome
• In the absence of sufficient new data, OGD should not abandon clinical endpoint BE for vancomycin capsules

Maintain Clinical Endpoint BE for
Vancomycin Capsules
• Clinical trials are the appropriate endpoint for
this disease/drug given the current state of
dissolution science
• Clinical endpoint BE trials for vancomycin
capsules can be designed
• The fact that generic companies may not be
capable or willing to carry out these studies is
not an appropriate basis for abandoning in vivo
BE for this drug in the absence of an
appropriately developed alternative method

Public Confidence & Generic Drugs
• “Transparency is one of the Agency’s key goals.
It is critical that our audience understand what
we do, how we do what we do, and why we do
something.” FDA Data Quality Guidelines, F.IV
• “Methods for equivalence based on sound
science build the confidence of health care
providers, patients, and the public that generic
products are equivalent to innovator products.”
Crit. Path Opportunities for Generic Drugs, 5/07
• “To win people’s confidence is to be extremely
up front with them” – Dr. Woodcock, 9/07

OGD Has Not Been Up Front
About New Vancocin BE Method
• Adopted without public notice or opportunity for
comment
• To date, no official notice of new method (some
2 yrs after revelation by 3d party)
• To date, no notice of any data or rationale
believed to support new method
– despite 3/06 FOIA request for admin record of its
adoption
• No apparent intent ever to disclose (i.e., but for
the Canadian stock analyst, the public today still
would not know about new in vitro
method)

Confidence Has Suffered
• Among experts, e.g., “[T]here is considerable
room for concern that generic vancomycin may
not offer therapeutic equivalence.” Dr. William
Bishai, Johns Hopkins, 8/06
• Among consumers, e.g., “I am concerned that
removing the requirement for clinical trials
before approving a generic version of Vancocin
could cost the lives of many elderly and sick
people.” Juan Antonio Flores, Consumer, 5/06

Confidence Has Suffered
• On Capitol Hill, e.g.: “[W]e have agreed to
engage with FDA through the oversight
function of the HELP Committee to ensure
that the scientific standards and
procedures used in establishing
bioequivalence for this life-threatening
antibiotic are appropriate.” Senator Orrin
Hatch, May 7, 2007 Cong Rec. S5650

Potential OGD Responses
• Secrecy is OK because OGD has experts
• No particular public process is required
when adopting BE methods
• Trade secret confidentiality prevents
disclosure of new methods/data/rationale if
they come from a generic applicant
• ViroPharma’s petition = sufficient process

The Risk of Secrecy
• OGD Might Get it Wrong
• Outside review enables better decisions, helps
prevent mistakes reaching patients (e.g., DPK)
• “FDA recognizes that public access to high
quality information is critical to achieving [FDA’s
mission to promote and protect the public health]
and public input, in turn, improves the quality of
the information we disseminate.” FDA Data
Quality Guidelines, F.II
• Public process most important with drugs like
Vancocin where bioinequivalence of generic
copies could cause serious morbidity/death

Credibility of OGD Expertise
• MDS Pharma Audits: leaving 140 generic drugs
on market despite “serious questions” about the
validity of their BE data; refusing Congressional
request to publicly identify the 140 drugs
• Wellbutrin XL: return of depressive symptoms
seen with generic versions, independent lab
tests indicate generics not equivalent
• EMLA Cream: OGD approved generic versions
based on PK shortly before OGD Dir of BE
stated publicly PK “not suitable” to show BE for
topical generic products

Public Process IS Required
• FDA said as much when writing the
bioequivalence regulations 30 years ago:
“The Commissioner believes it is
inconsistent with due process to issue a
proposed bioequivalence requirement on
the basis of ‘secret data and information’
that interested persons can neither see
nor comment upon.” 42 FR 1634, 1/77

Public Process IS Required
• Disclosure of record of OGD’s adoption of new
method was required by April, 2006. 5 USC
552(a)(3)
• Failure to index, make available/publish
prevents use of new method to review or
approve ANDAs.  5 USC 552(a)(2)
• Failure to explain new method invalidates it.  5
USC 706(2)(A); caselaw
• Continuing nondisclosure (22 months so far)
further undermines confidence in new method

Public Process IS Required
• Notice-and-comment rulemaking required when FDA
significantly changes regulatory interpretation. See, e.g.,
Alaska Hunters, 177 F.3d 1030, 1034
– Not a significant change to apply established science, e.g., blood
PK for systemically acting products
– Clearly a significant change to abandon established BE method of clinical endpoint studies in favor of an untested, unvalidated in
vitro
assay extracted from a model developed for a different
class of drugs
• “[Good Guidance Practices] must be followed whenever
regulatory expectations that are not readily apparent
from the statute or regulations are first communicated to
a broad public audience.” 21 CFR 10.115(e); see 21
USC 371(h)

Trade Secrets Not An Issue Here
•
OGD disseminated in vitro
method to multiple
private parties in early 2006 = no longer a trade
secret, if it ever was
• Dr. Yu stated 5/06 that OGD (not a private
entity) had generated “lots of data” supporting
new in vitro
method = was never a trade secret
in the first place

Selective Disclosure of New BE
Methods Violates the Law
•
OGD only disseminated new in vitro BE
test to selected parties; no general public
announcement made to date
• Administrative Procedure Act, 5 USC
706(2)(A), violated when similarly situated
parties treated differently, i.e., selective
disclosure of new BE recommendations
• FDA Regulations Also Prohibit, 21 CFR
19.6(5)

Petition Not A Substitute for
Appropriate Process
• OGD triggered this petition by changing BE methods for
Vancocin in the absence of public process
• OGD-triggered petitions not a substitute for open BE
method development
– Absent notice of proposed method change, petitions unlikely to be filed in time to prevent bioinequivalent drugs reaching
patients
– Without data or rationale for method change, difficult to comment meaningfully
– OGD more objective re outside input at proposal stage than after adoption, when petitions are more likely to be filed
• Ex parte communications between OGD and generic
firms regarding subject matter of petition hurt confidence

Petitions Asking to End Secrecy
Become New Reason for Secrecy
• No OGD intent to announce new method publicly
• Stock analyst announces new OGD policy
• Despite 3d party revelation, OGD refuses to disclose
new method to ViroPharma, claiming it is
confidential
• ViroPharma forced to file petition in effort to make
public new method and any supporting data,
scientific rationale
• OGD says petition precludes disclosure
• Secrecy is perpetuated, one way or another

Recent Colazal Petition Response
Why Vancocin is Different
• Bioinequivalence risk higher with Vancocin (serious
morbidity/death) than with Colazal (unresolved ulcerative
colitis)
• OGD relied on PK for Colazal, but PK is unavailable for
Vancocin
• Unlike Colazal, data submitted to FDA contradict key OGD
assumption (rapid dissolution) for using in vitro
method with
Vancocin
•
Unlike Colazal, clinical data do not support in vitro
dissolution BE for Vancocin
– FDA determined that the oral solution and Vancocin
capsule were shown not to be the same
– Teicoplanin (structurally similar to Vancocin) clinical trial found lack of equivalent efficacy between capsule and
solution in CDI patients

Colazal: Some Public Process
• Unlike Vancocin, there was some public process re
alternatives to clinical endpoint BE studies for Colazal’s
active moiety – discussion at 10/04 ACPS, data
developed on other mesalamine formulations and
discussed at various meetings
• Nonetheless, OGD states non-public BE method
development remains an option for locally acting drugs
like Colazal:
– “FDA need not have published…product-specific bioequivalence guidance prior to evaluating or approving ANDAs.”
– “Whether FDA will include publication of a draft guidance as part the process for identifying bioequivalence methodologies…will depend upon a number of factors….”

Colazal is Inconsistent
with Open Process
• Assertion that absence of public process
remains an option contradicts May 2007
Guidance promise of opportunity to comment
before final adoption of new BE methods:
– “Product-specific BE recommendations will be
developed and posted on the Internet… to facilitate
public comment.”
– “Comments… will be considered in developing final
BE recommendations.”
• While bioinequivalence risk is lower with
Colazal, OGD did not enumerate patient risk
as a criteria in its assessment

Uncited Assertions in Colazal
Response Inconsistent With Law
• Colazal response cites no caselaw, and
does not seek to support its assertion that
non-public BE method development is a
legitimate option
• Procedural approach asserted in Colazal
response is arbitrary and capricious under
the law. 5 USC 706(2)(A)

Missing Legal Authority for In Vitro
Method or BCS Guidance
• Once FDA engages in proper process for BE method
development for Vancocin, it will also need to identify
appropriate legal authority for whatever BE method is
eventually adopted
•
The only authority currently cited for the new Vancocin in
vitro BE test is an unexplained cite to the BCS Guidance;
the only authority cited for the BCS Guidance is
unexplained cite to the “good cause” biowaiver
regulation, 21 CFR 320.22(e)
• Consequently, both the new BE test for Vancocin and
the BCS Guidance are invalid for failure to explain the
legal authority on which they are based, Motor Vehicles
v. State Farm, 463 US 29, 48

BCS Guidance Insufficient Legal
Basis for New Vancocin BE Method
• Good Cause reg
narrowly tailored to permit in vivo
BE
waiver only when necessary for “continued marketing of
medically important drug products while adequate
methodology is being developed or bioavailability studies
are being conducted.” 42 FR 1642, 1/77
• Reg would only apply if there were risk to the continued
marketing of Vancocin (there is not) and even then
would merely permit biowaiver to keep Vancocin on the
market, not to allow generics to avoid clinical proof of BE
• Thus, Good Cause reg is not a legal basis for waiver of
in vivo BE for generic copies of Vancocin
• Using Good Cause reg for generics would also render
superfluous the other narrowly tailored biowaiver regs,
thus violating the law, US v. Alisal Water, 431 F.3d 653

In Closing
For an agent where a bioequivalence mistake
could cause death, the Agency should:
– engage in open process to ensure the highest quality
BE science
– return to clinical endpoint studies until a robust
alternative method is developed
ViroPharma is prepared to assist the Agency in
a path forward that will result in scientifically-
sound alternatives to clinical trials